Exhibit 10.7

AMENDMENT NO.4
TO LICENSING AND ASSIGNMENT AGREEMENT

This Amendment No.4 (“Amendment No.4”) to the Licensing and Assignment Agreement by and between Satsuma Pharmaceuticals, Inc. (“Company”) and Shin Nippon Biomedical Laboratories, Ltd. (“SNBL”) of June 30, 2016 (the “Agreement”) is dated as of May 25, 2020 (“Amendment No.4 Effective Date”).

A.

Company and SNBL have previously entered into the Agreement, as well as AMENDMENT NO.1 TO LICENSING AND ASSIGNMENT AGREEMENT effective as January 13, 2017, AMENDMENT NO.2 TO LICENSING AND ASSIGNMENT AGREEMENT effective as of April 27, 2017, and AMENDMENT NO.3 TO LICENSING AND ASSIGNMENT AGREEMENT effective as of October 6, 2017.

B.	Company and SNBL desire that Exhibit 1.20.2 of the Agreement be amended and restated in its entirety and all other terms and conditions of the Agreement remain in full force and effect.

For good and valuable consideration, Company and SNBL hereby agree as follows:

1.	Amendment to the Agreement.
a.	Exhibit 1.20.2 is hereby amended and replaced in its entirety with the following:

Exhibit 1.20.2

[Transnasal Composition Having Immediate Action and High Absorbability
Title	Country	Application No. (Date)	Patent No. (Date)
Transnasal Composition Having Immediate Action and High Absorbability	JP	2006-531575 (2005.08.05)	4922762 (2012.02.10)
	US	11/660,131 (2005.08.05)	8,673,360 (2014.03.18)
Priority Date: 2004.08.10
Preparation for Transnasal Application
Title	Country	Application No. (Date)	Patent No. (Date)
Preparation for Transnasal Application	JP	2008-551108 (2007.12.25)	5415769 (2013.11.22)
	JP (Continuation of the above)	2013-209951 (2007.12.25)	-
	US	12/521,116 (2010.3.25)	8,337,817 (2012.12.25)
	US (Continuation of the above)	13/649,515 (2012.10.11)	10,195,139 (2019.02.05)
	EP (validated in UK, FR, DE, ES, IT)	07860016.0 (2007.12.25)	2116264 (2017.09.27)
	HK	10108585.2 (2007.12.25)	1142001B (2013.09.06)
	CN	780051041.1 (2007.12.25)	200780051041.1 (2013.04.24)
Priority Date: 2006.12.26
Intranasal Pharmaceutical Compositions with Improved Pharmacokinetics
Title	Country	Application No. (Date)	Patent No. (Date)
Intranasal Pharmaceutical Compositions with Improved Pharmacokinetics	US	12/780,433 (2010.05.14)	9,101,539 (2015.08.11)
	EP	10774745.3 (2010.05.14)	-
Priority Date: 2009.05.15
Intranasal Granisetron and Nasal Applicator
Title	Country	Application No. (Date)	Patent No. (Date)
Intranasal Granisetron and Nasal Applicator	US	12/848,850 (2010.08.02)	8,827,946 (2014.09.09)
Priority Date: 2009.07.31

Intranasal Delivery Devices
Title	Country	Application No. (Date)	Patent No. (Date)
Intranasal Delivery Devices	US	13/982,461 (2012.01.31)	10,071,211/ (2018.09.11)
	JP	2013-551173 (2012.01.31)	5960726 (2016.07.01)
	AU	2012212866 (2012.01.31)	2012212866 (2017.01.05)
	CA	2825541 (2012.01.31)	(Allowed 2020.01.10)
	CN	201280016126.7 (2012.01.31)	ZL 2012800161267 (2016.11.30)
	EP (GB, DE, FR, ES, IT)	12742112.1 (2012.01.31)	EP2670462 (2017.11.22)
	IN	6718/DELNP/2013 (2012.01.31)	-
	KR	10-2013-7022867
	RU	2013140383 (2012.01.31)	2594244 (2016.08.10)

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Priority Date: 2011.01.31
Pharmaceutical Compositions
Title	Country	Application No. (Date)	Patent No. (Date)
Pharmaceutical Compositions	US	15/668,871 (2017.08.04)	-
	JP	2019-506145 (2017.08.04)	-
	EP	17784385.1 (2017.08.04)	-
	CN	201780049097.7 (2017.08.04)	-
	KR	10-2019-7005848 (2017.08.04)
	CA	3,030,359 (2017.08.04)	-
	AU	2017307306 (2017.08.04)	-
	RU	2019105698 (2017.08.04)	-
	MX	MX/a/2019/001313 (2017.08.04)	-
	BR	1120190023712 (2017.08.04)	-
	IN	201817050111 (2017.08.04)	-
Priority Date: 2016.08.05
Nasal Delivery Device for High-Volume Production
Title	Country	Application No. (Date)	Patent No. (Date)
Intranasal Delivery Devices for High-Volume Production	US	62/563,244 (2017.09.26, provisional)
	US	16/137,852 (2018.09.21)
	The Territory	PCT/JP2018/035560 (2018.09.26) and its national applications claiming priority to PCT/JP2018/035560 in the Field and the Territory
Priority Date: 2017.09.26
Medicinal Composition for Nasal Administration
Title	Country	Application No. (Date)	Patent No. (Date)
Medicinal Composition for Nasal Administration	JP	2002-2201 (2002.01.09)	4212019 (2008.11.07)
Priority Date: 2002.01.09
Compositions for Nasal Administration of Pharmaceuticals
Title	Country	Application No. (Date)	Patent No. (Date)
Compositions for Nasal Administration of Pharmaceuticals	US	12/346,537 (2008.12.30)	8,435,554 (2013.05.07)
	US	13/827,859 (2013.03.14)	9,138,410 (2015.09.22)
Priority Date: 2003.02.21

•	Any Patents claiming any Invention(s) disclosed under the SNBL invention disclosure dated November 14, 2016.]

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2.

Miscellaneous.  Capitalized terms used herein and not otherwise defined shall have the meaning given to them in the Agreement. This Amendment No.4 will be effective for all purposes as of the Amendment No.4 Effective Date.  This Amendment No.4 may be executed in two counterparts, including by facsimile or electronically transmitted copies, each of which will be deemed to be an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have caused this Amendment No.4 to be signed by their respective duly authorized representatives as of the Amendment No.4 Effective Date.

SATSUMA Pharmaceuticals, inc.		Shin Nippon Biomedical Laboratories, Ltd.

By:	/s/ John Kollins	By:	/s/ Shunji Haruta

Printed Name:	John Kollins	Printed Name:	Shunji Haruta

Title:	President & CEO	Title:	TR Company Vice President

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